AMENDMENT TO ADDITIONAL COMPENSATION AGREEMENT

     This Amendment to that certain Additional Compensation Agreement ("Amendment") is entered into as of this 28th day of June, 2000 by and between Downey Savings and Loan Association, F. A. ("Downey") successor to Downey Savings and Loan Association, a California corporation and Maurice L. McAlister ("McAlister") to amend and modify that certain Additional Compensation Agreement ("Agreement") that was made and entered into as of December 21, 1989 by and between Downey Savings and Loan Association, a California corporation and McAlister. Unless otherwise specifically defined herein, capitalized terms used in this Amendment which are defined in the Agreement are used herein as so defined.

     WHEREAS, the Agreement provides for Downey to pay and McAlister to receive certain Compensation payments upon McAlister's retirement as an employee of Downey, and

     WHEREAS, McAlister after having completed more than thirty (30) years of service has retired as an employee of Downey and of its wholly owned subsidiary, DSL Service Company, and

     WHEREAS, McAlister has continued to ably serve and actively guide the growth and profitability of Downey Financial Corp., Downey, and DSL Service Company as its Chairman of the respective Boards of Directors, of Downey Financial Corp. Downey and DSL Service Company and

     WHEREAS, Downey Financial Corp. and Downey's Boards of Directors have reviewed and agreed and authorized Downey to enter into this Amendment with McAlister on the terms and conditions set forth in this Amendment, and

     WHEREAS, Downey Financial Corp., Downey and DSL Service Company desire to continue to receive the benefit of McAlister's advice, counsel and service.

     NOW  THEREFORE,  in  consideration  of  the  foregoing,   the  receipt  and
sufficiency of which consideration is hereby acknowledged, Downey and McAlister agree as follows:

1. Paragraph 1 of the Agreement is amended to read effective as of June 28, 2000 in its entirety as follows:

     In consideration of McAlister's continuous years of service to Downey Financial Corp., Downey and DSL Service Company, as a founder, employee, director and as Chairman of the respective Boards of Directors of Downey Financial Corp., Downey and DSL Service Company until the Compensation Termination Date, (as defined herein below), Downey shall pay to McAlister or to McAlister's Beneficiary the additional compensation (the "Compensation") as provided below.


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2.   Paragraph 2 of the  Agreement  is amended to read  effective as of June 28,
     2000 in its entirety as follows:

     Subject to adjustments that may be made in accordance with Paragraph 4 of the Agreement, effective as of June 28, 2000 the amount of Compensation to be paid to McAlister shall be $35,688.27 per month.

3. Paragraph 3 of the Agreement is amended to read effective as of June 28, 2000 in its entirety as follows:

     The Compensation shall be paid to McAlister for so long as McAlister lives but not less than a term of one hundred twenty (120) months from June 28, 2000. The date upon which Compensation shall cease to be paid shall be referred to in this Amendment and the Agreement as the "Compensation Termination Date". In the event of McAlister's death prior to the expiration of 120 months from June 28, 2000, Downey shall continue to pay the Compensation (until the Compensation Termination Date) to the person last designated by McAlister as McAlister's Beneficiary to Downey in writing. For example, if McAlister receives the Compensation for two (2) years after the date hereof, and then dies, Downey shall pay the Beneficiary the Compensation for an additional eight (8) years.

4. Except as expressly amended and modified by this Amendment, the provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

     "Downey"       Downey Savings and Loan Association, F.A.

                    By:/s/ Daniel D. Rosenthal
                    --------------------------
                       Daniel D. Rosenthal
                       Director, President and Chief Executive Officer

                    By:/s/ Donald E. Royer
                    ----------------------
                       Donald E. Royer,
                       Executive Vice President, General Counsel,
                       Corporate Secretary

     "McAlister"    /s/ Maurice L. McAlister
                   -------------------------
                        Maurice L. McAlister